Exhibit 10.3

Form of Stock Option Agreement
Washington Federal, Inc.
ID: 91-1661606
425 Pike St
Seattle, WA 98101

Employee Name        Award Number:         Award Number
Employee Address         Plan:                Plan Identification
ID:                ID Number

Effective XX/XX/XX (the “Grant Date”), you have been granted a(n) incentive stock option by Washington Federal, Inc. (the “Company”) to buy from the Company XXXXX shares of Common Stock at a price of $XX.XX per share (the “Option”).

The Option is granted pursuant to the Washington Federal, Inc. 2011 Incentive Plan (the “Plan”). Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

Vesting. The Option will vest XX% on each of the ___________________ anniversaries of the Grant Date [vesting from three to seven years] provided, however, that immediately prior to a Change in Control (as defined in the Plan), or upon the termination of your Service because of your death or Disability, all of the unvested shares shall become vested.

After your Service to the Company terminates for any reason, the Option will thereafter be exercisable only for the shares for which it was vested and exercisable on the date of termination.

Your Option will terminate as provided in the Plan.

THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE EMPLOYEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYEE’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Plan, as amended and this Agreement, all of which are attached and made a part of this document.

WASHINGTON FEDERAL, INC.	EMPLOYEE
_____________________________	_____________________________
Chief Executive Officer	[Name]